January 2024 Corporate Overview Nasdaq: ANAB

This presentation and any accompanying oral presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from the Company’s clinical trials, including rosnilimab’s Phase 2b clinical trial in rheumatoid arthritis and Phase 2 clinical trial in ulcerative colitis and ANB032’s Phase 2b clinical trial in atopic dermatitis; the timing of IND filings for ANB033 and ANB101; whether any of the Company’s product candidates will be best in class or optimized; the potential to receive any additional royalties from the GSK collaboration; the Company’s ability to find a licensing partner for imsidolimab or etokimab and the timing of any such transaction; and the Company’s projected cash runway. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward- looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 Safe harbor statement

Best-in-class immune cell modulating antibodies

Immune Cell Modulators			Cytokine Antagonists (legacy programs for out-licensing)
Rosnilimab (PD-1 agonist) P2b in Rheumatoid Arthritis P2 in Ulcerative Colitis	**ANB032 (BTLA agonist)** P2b in Atopic Dermatitis	**ANB033 (CD122 antagonist)** **ANB101 (BDCA2 modulator)** IND-enabling	**Imsidolimab (IL-36R)** Positive P3 data reported in GPP
Autoimmune and inflammatory diseases including dermatology, gastroenterology and rheumatology			**Etokimab (IL-33)** P2b/3-ready in epithelial driven diseases

Research-driven

Preclinical pipeline of immunology targets

Strong capital position

Cash runway to YE 2026
YE 2023 cash of ~$417MM

GSK immuno-oncology financial collaboration

Significant royalty potential

3

Immune cell modulator development

Three P2 trials ongoing across three therapeutic areas; Top-line AD data expected by YE 24

Development Stage and Anticipated Milestones

	Antibody Program	Therapeutic Indication	Lead Optimization	IND Enabling	Phase 1	Phase 2	Phase 3
Immune Cell Modulators	**Rosnilimab** (PD-1 agonist)	Rheumatoid Arthritis				P2b initiated Q3 2023 Top-line data mid 2025	
		Ulcerative Colitis				P2 initiated Q4 2023 Top-line data H1 2026	
	ANB032 (BTLA agonist)	Atopic Dermatitis				P2b initiated Q2 2023 Top-line data YE 2024	
	ANB033 (CD122 antagonist)	Inflammatory Diseases		IND submission H1 2024			
	ANB101 (BDCA2 modulator)	Inflammatory Diseases		IND submission H2 2024			

Legacy Programs Available for Out-licensing

	Antibody Program	Therapeutic Indication	Development		Milestones
Cytokine Antagonists	**Imsidolimab** (IL-36R antagonist)	Generalized Pustular Psoriasis (GPP)	*Out-license in 2024*		GEMINI-1 and GEMINI-2 at medical conf H2 2024 GEMINI-1 BLA Q3 2024
	Etokimab (IL-33 antagonist)	Epithelial Driven Diseases	*No further internal investment*	P2b/3 ready	

4

Checkpoint agonists "hit the brakes" to restore immune balance and deliver differentiated outcomes


Checkpoint receptors
(e.g., PD-1, BTLA)
Immune cells
(e.g., T cells, B cells, dendritic cells)
Treat inflammation:
Down-regulate immune cells

Rosnilimab (PD-1 agonist) targets PD-1+ T cells through 3 MOAs:

1. Deplete PD-1^{high} Teff cells
2. Deplete PD-1^{high} Tfh/Tph cells
3. Agonize PD-1^{int} Teff cells

ANB032 (BTLA agonist) modulates activated immune cells:

1. Agonize T cells (Th1, Th2, Th17, Th22)
2. Modulate dendritic cells
3. Agonize B cells

Membrane-proximal binding epitope and optimized Fc receptor binding affinity enables tight immune synapse and best-in-class potency

Teff=T effector cells; Tph cells=Peripheral helper cells; Tfh cells=Follicular helper cells.

5

Anaptys' checkpoint agonists have a combination of attributes contributing to best-in-class potency

		PD-1 Agonist		BTLA Agonist	
		Rosnilimab (IgG1k)	Lilly's Peresolimab (IgG1k)	ANB032 (IgG4)	Lilly's LY-3361237 (IgG4 PAA[1])
Structural characteristics	Membrane-proximal epitope	✓	✗	✓	✗
	Fc receptor binding affinity	✓	✓	✓	✗
	Binding properties	✓	✓	✓	✓
Functional outputs	Agonism	✓	✗ Significantly Decreased[2]	✓	✗ Significantly Decreased[2]
	Depletion	✓	✓ Decreased[2]	None[3]	None[3]

1. IgG4 PAA (S228P/F234A/L235A) is a variation of IgG4 specifically engineered to eliminate FcγR affinity
2. Membrane-distal binding epitope results in wider immune synapse, contributing to significantly weaker agonism and less potent depletion
3. Depletion of PD-1^{high} Teff and Tfh/Tph cells is expected to contribute to PD-1 agonist clinical efficacy. However, given the broader expression profile of BTLA on T cells, B cells and DCs, a non-depleting antibody is preferred

6

Rosnilimab (PD-1 agonist mAb)

Rosnilimab's impact in inflamed tissue and periphery has potential to deliver differentiated efficacy and safety

Rosnilimab's 3 MOAs impact on T cells	1. Reduce PD-1^{high} Teff cells	2. Reduce PD-1+ T cell activation	3. Reduce PD-1^{high} Tfh/Tph cells
Immunologic outcomes	Reduce T cell migration, proliferation & cytokine secretion		Reduce plasma cell generation & autoantibody levels

Relevant Approved Treatments[1]

- HUMIRA adalimumab (TNF)
- ACTEMRA tocilizumab (IL-6)
- ORENCIA (abatacept) (CD-80)
- Entyvio vedolizumab (α4β7)
- ZEPOSIA (ozanimod) (S1P)

These treatments only target a subset of the immunologic outcomes driven by rosnilimab

[1]Other efficacious treatments have less specific MOAs causing safety liabilities, including Rinvoq (JAKs), Rituxan (broad B cell depleter), Lemtrada (broad lymphocyte depleter)

8

Rosnilimab optimizes PD-1+ T cell inhibitory signaling by enabling tight immune synapse formation



Dendritic cell
CD80/86
MHC
PD-L1
Fc Receptor
Rosnilimab
CD28
TCR
SHP2
P
PD-1
T cell Activation
T cell

Functional assay of antagonism or agonism[1]



Blocking activity
Agonist activity
#1
#1, 2
#5
#4
#(1), 6, 7
#7
#6, 8
Lilly epitope
Rosnilimab epitope
100
50
0
0
25
50
75
IL-2 (% of reversal)
IL-2 (% of inhibition)

Rosnilimab **Lilly PD-1 agonist**



PD-L1 epitope
Rosnilimab
Lilly PD-1 agonist

"A shared feature of agonist mAbs is recognition of the membrane-proximal extracellular region…" and "…activity depends on Fc receptor–supported crosslinking"

Suzuki, et al. 2023

1. Adapted from Suzuki et al., Sci. Immunol. 8, eadd4947 (2023).

9

1. Healthy donor T cells + NK cells (1:5 ratio) + antibody in in-vitro ADCC assay, representative data from N=5 donors. 2. Healthy donor purified DCs + autologous total T cells stimulated with anti-CD3, cultured for 3 days for assessment of T cell proliferation Two-way ANOVA. Tukey’s multiple comparison test. ****P<0.0001, ***p<0.001, **p<0.01, *p<0.05. 10 Depletion (NK cell-mediated ADCC)1 Agonism (DCs + total T cells; no ADCC)2 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) % P D 1+ T c el ls (n or m al iz ed to Is ot yp e) Clinical range ** **** * 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P ro lif er at in g T ce lls (n or m al iz ed to is ot yp e) 0 Clinical range Isotype control Rosnilimab Lilly PD-1 agonist **** * Rosnilimab demonstrates potent depletion and agonism at clinically relevant concentrations

Rosnilimab restores immune balance bringing T cell composition to a less activated state

PD-1 expression on both CD4 and CD8 T cells correlates with activation state

Rosnilimab targets only a small proportion of T cells

In healthy volunteers:

- Deplete PD-1^{high} T cells: ~5-8% of total T cells
- Agonize remaining PD-1^{int} T cells: ~15% of total T cells



Pre-treatment
Rosnilimab Day 15
PD-1+ T cells
PD-1high
PD-1int
PD-1neg
depletion
agonism
CD3



Illustrative T cell composition change
Pre-treatment
Rosnilimab Day 15
PD-1high
PD-1int
PD-1neg
less activated state
PD-1int
PD-1neg
Treg PD-1high
Treg PD-1int
Treg PD-1neg
PD-1neg
PD-1neg

Data illustrative, based on Phase 1 data from healthy volunteer study. Data on file with Anaptys.

11

Potent and sustained reduction in peripheral PD-1+ T cells for >30 days across P1 HV and P2a AA[1] studies



Rosnilimab P1 healthy volunteers
Cell Count (Percent Change from Baseline)
20
0
-20
-40
-60
-80
-100
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85
Day



Rosnilimab P2a AA patients
Cell Count (Percent Change from Baseline)
20
0
-20
-40
-60
-80
-100
0 15 30 45 60 75 90 105 120 135 150 165 180 195 210 225
Day
Treg
Total T cells
PD-1+ T cells
PD-1high T cells
Dosing

Consistent PD-1+ T cell effect[2]

- >90% reduction of PD-1^{high} T cells
- >50% reduction of PD-1+ T cells

Overall T cell composition in less activated state

- Positive bias to Treg ratio

AA patients are in a low systemic inflammatory state

- Represented by no significant increase in peripheral PD-1+ T cells relative to healthy controls

1. AA=Alopecia Areata; 2. Results shown from 400mg subcutaneous dose (single dose in healthy and monthly dose in AA).

12

SAD=Single ascending dose; MAD=Multiple ascending doses; RO=Receptor occupancy; PK=Pharmakokinetics, SC = subcutaneous. 1. MAD cohort no SAEs; SAD cohorts 2 SAEs unrelated to rosnilimab as follows: Obstructive pancreatitis occurred in a placebo subject and Coronavirus infection occurred in drug 400 mg SC cohort on Day 24 until Day 31; participant recovered and discontinued from the study, and AE was deemed unrelated to rosnilimab. 2. Lilly peresolimab Phase 2 data in RA, published in NEJM (A Phase 2 Trial of Peresolimab for Adults with Rheumatoid Arthritis | NEJM). 13 Rosnilimab, and overall PD-1 agonist class, well- tolerated with no dose limiting tox observed to date Rosnilimab Phase 1: 144 healthy volunteers (HV) in SAD and MAD cohorts • Supports monthly SC dosing • Favorable safety and tolerability ― No SAEs related to rosnilimab1 ― No carcinogenic events observed ― No infection risk signal Rosnilimab P2a in alopecia areata (AA) for Q4W SC dosing for 6 months was well tolerated with no significant safety signals PD-1 agonist class: consistent tolerability profile to date • Competitor PD-1 programs no carcinogenic events or infection risk signal • >100+ RA patients treated with Lilly PD-1 agonist (highest dose of 700 mg IV over 6 months) showed tolerable profile2 Abatacept, targeting all T cells, has not shown clinically relevant carcinogenic increases in decades of commercial use

1. Expected by 2028 (Evaluate 29 Nov 2022); 2. Market research conducted by Ambit in 2022; 3. Expected by 2028 (Evaluate 21 Aug 2023); 4. Phase 3 registrational data from product labels 14 Rosnilimab has potential to treat wide range of systemic inflammatory diseases, including RA and UC Large commercial markets • Biologic experienced patients Standard of care is insufficient and fragmented • RA (Post TNF): ~20–35% ACR50 • UC: ~25-30% clinical remission induction Significant room to differentiate • Drive deeper responses across broader patient population • Restore immune balance Rheumatoid arthritis: ~500,000 patients >$10bn U.S. sales in “post TNF” market1 20-25% cycle all treatment classes not achieving low disease activity2 Ulcerative colitis: ~100,000 patients >$6.5bn U.S. sales, excluding TNF, market3 1/3 to 1/2 relapse within 1 year following remission on induction therapy4

Adapted from Nguyen et al, Human Pathology (2022) 126, 19e27; Guo et al, PLoS One 2018; 13(2): e0192704. Shi et al. (2023), PeerJ, DOI 10.7717/peerj.15481. 1. Murray-Brown et al, RMC Open, 2022, Shi et al. (2023), PeerJ, DOI 10.7717/peerj.15481. 15 PD-1+ T cells are prevalent in inflamed tissue and periphery in RA and UC RA UC AA 0 25 50 75 100 % P D- 1+ T c el ls in in fla m ed ti ss ue Synovial tissue Lamina propria Hair follicle Rheumatoid arthritis: Synovial tissue Ulcerative colitis: Lamina propria CD3+ T cells PD-1+ T cells In systemic inflammatory diseases, a multiple fold increase of PD-1+ T cells is observed in periphery compared to healthy controls1 • ~1.5x in RA • ~2x in UC

Anti-CD3+ anti-CD28 stimulation of RA patient PBMCs for assessment of depletion and agonism MOA, representative data from N=8 donors Two-way ANOVA, Tukey’s multiple comparison test. ****P<0.0001, ***p<0.001, **p<0.01, *p<0.05. 1. TNFa secretion measured in anti-CD3+ anti-CD28 stimulation of purified DC+T cells from N=4 healthy donors. 16 Rosnilimab’s potent depletion and agonism reduces T cell proliferation and inflammatory cytokines that cause joint damage Inhibition of Tfh/Tph chemokine Inhibition of inflammatory cytokine1Inhibition of T cell proliferation Depletion of PD-1high T cells 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) % C XC L1 3 se cr et io n (n or m al iz ed to Is ot yp e) Clinical range * * 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P D -1 H ig h T c el ls (n or m al iz ed to is ot yp e) 0 Clinical range *** ***** 25 50 75 100 125 Antibody (nM) % T NF a se cr et io n (n or m al iz ed to is ot yp e) 1001010.10 Clinical range ** 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P ro lif er at in g PD -1 + T ce lls (n or m al iz ed to is ot yp e) 0 Clinical range ** ****

PD-1+ T cells broadly impact multiple clinically validated drivers of RA pathogenesis



Lymph node
Synovium
Agonize and Deplete
APC
CD80/CD86 blocker
Naive T Cell
PD-1+ Teff
PD-1+ Teff
PD-1+ Teff
PD-1+ Tfh
IL-21
CXCL13
IL-17
IFN-γ
JAK inhibitors
Deplete
PD-1+ Tph
B cell
IL-21
CXCL13
Deplete
JAK inhibitors
IL-17
IFN-γ
Activated Fibroblast
JAK inhibitors
TNF inhibitors
IL-6 inhibitors
Activated Macrophage
TNF
IL-1
IL-6
B cell depleters
Plasma cell
Autoantibodies (eg, α-CCP)
Rheumatoid factor
Immune complexes

>80% of T cells in RA synovium are PD-1+

- Similar findings are observed in treatment naïve and biologic experienced patients

Adapted from Aletaha and Smolen, JAMA, 2018

17

Tuttle, J. EULAR 2023, Week 14-Week 24 data estimated from peresolimab (PD-1 agonist) 2022 ACR presentation; CDAI=Clinical disease activity index. Sample size for top two charts: placebo n=24; peresolimab 300mg n=25 and peresolimab 700mg n=49. In bottom graph, placebo n=11, peresolimab 300mg n=12 and peresolimab 700mg n=18, **p<0.01, *p<0.05 18 PD-1 agonist class is clinically validated in RA with compelling proof of mechanism PD-1 agonist emerging profile: Peresolimab 98 patient placebo- controlled P2a study • No safety signal • Consistent efficacy across biologic-naïve and biologic-experienced patients • Week 14 efficacy sustained through 6 months -30 -20 -10 0 0 2 4 8 12 Weeks CDAI – b/tsDMARD-Naïve ** *-30 -20 -10 0 0 2 4 8 12 LS M C ha ng e Fr om B as el in e Weeks CDAI – b/tsDMARD-Experienced LS M C ha ng e Fr om B as el in e CDAI response (naïve + experience) sustained through ~6 months Placebo Peresolimab 300mg Peresolimab 700mg

1. Phase 3 registrational data from product labels; 15mg dose for upadacitinib in STUDY V 2. Tocilizumab (8mg/kg dose); Smolen J (2008) The Lancet Vol 371: 987-997; Emery, P. (2008) ARD 67(11): 1516-1523; Adalimumab; Keystone E (2004) Arthritis & Rheumatism Vol 50 #5:1400-1411; Rituximab; Cohen S (2006) Arthritis & Rheumatism Vol 54 #9: 2793-2806 3. Tuttle, J. (2023) NEJM;388:1853-62. Note patient population is 63% MTX- IR, 37% b/tsDMARD-IR; Similar efficacy was observed regardless of prior b/tsDMARD use. 19 45% 31% 32% 30% 34% 22% 18% 23% 0% 15% 30% 45% 60% Upadacitinib (JAK) Tocilizumab (IL-6) Abatacept (CD80/86) Adalimumab (TNF) Upadacitinib (JAK) Tocilizumab (IL-6) Abatacept (CD80/86) Rituximab (CD20) % A C R 5 0 A b so lu te s co re s a t W e e k 1 2 1 ,2 MTX-IR Patients TNF-IR Patients 25% 13% 13% 11% 12% 8% 6% 7% 0% 15% 30% 45% 60% Upadacitinib (JAK) Tocilizumab (IL-6) Abatacept (CD80/86) Adalimumab (TNF) Upadacitinib (JAK) Tocilizumab (IL-6) Abatacept (CD80/86) Rituximab (CD20) % A C R 7 0 Lilly PD-1 agonist ACR70 week 14: 35%3 Lilly PD-1 agonist ACR50 week 14: 57%3 A b so lu te s co re s a t W e e k 1 2 1 ,2 PD-1 agonist class has shown commercially meaningful outcomes (ACR50 and ACR70) regardless of prior treatment

20 Screening Period (up to 35 days) Blinded Placebo-Controlled Treatment Period (12 weeks) Follow-Up Period (10 weeks) Blinded All-Active Treatment Period (16 weeks) Week -5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 34 38 Visit V1 V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 V13 V14 V15 V16 FUV1 FUV2 FUV3 Dosing              EOT EOS Active Eligibility Visit1 Rosnilimab SC Dose 1 Rosnilimab SC Dose 2 Rosnilimab SC Dose 3 Placebo SC Rosnilimab SC Dose 1 Rosnilimab SC Dose 2 Rosnilimab SC Dose 3 N = 420 Randomize 1:1:1:1 Primary Statistical Analysis Final Statistical Analysis Dosing SC Q2wk or Q4wk Top-line Data Patient population • Adults with moderate-to-severe rheumatoid arthritis, >=6 TJC and SJC • Positive RF or CCP • Includes both MTX-IR and b/tsDMARD experienced patients (~50% b/tsDMARD experienced) • IR or intolerance to < 3 classes of b/tsDMARDs Endpoints Primary • Mean change from Baseline in DAS28-CRP at Week 12 Secondary • ACR20/50/70 • CDAI ≤ 10 (low disease) and ≤ 2.8 (remission) • DAS28-CRP ≤ 3.2 (low disease); DAS28-CRP ≤ 2.6 (remission) Exploratory endpoints • Mean change from Baseline in synovial and peripheral biomarkers 1Blinded study drug treatment will continue for active treatment group subjects that achieve Clinical Disease Activity Index (CDAI) low disease activity (CDAI ≤10) Rosnilimab Phase 2b in moderate-to-severe RA Initiated Q3 2023; Top-line data mid-2025 ClinicalTrials.gov: NCT06041269

PD-1+ T cell activation broadly impacts multiple clinically validated drivers of UC pathogenesis

>40% of T cells in lamina propria in UC are PD-1+



IL-23 antagonists
IL-23
Teff
Deplete and agonize
Barrier disruption
TNFα
TL1A
Teff
TL1A antagonists
IFNγ
Teff
JAK antagonists
Tph
IL-21
B cells
IgG
IgG
CXCL13
IL-21
Tph
E-cadherin
Anti-integrins
αEβ7
T cells
Lamina Propria
S1PR modulators
Teff
T_{Eff}
Lymph node
Agonize
MAdCAM-1
α4β7
T cells
Anti-integrins
Circulation
Deplete and agonize

Adapted from Gastroenterology & Hepatology Volume 18, Issue 8 August 2022.

21

PD-1high Tph cells defined by CD3+CD4+CD45RA-PD-1+TIGIT+ICOS+CXCR5-). Long et al, Immunology Letters 233 (2021) 2-10., Rao et al, Nature, 2017. *** p<0.001 22 Reduction of elevated PD-1high Tph cells in both UC colon and periphery correlates with remission PD-1high Tph cells are elevated PD-1high Tph cells are reduced with remission % P D -1 h ig h T p h c e ll s % P D -1 h ig h T p h c e ll s % P D -1 h ig h T p h c e ll s 5 4 3 2 1 0 P er ce n ta g es o f T p h (% ) P<0.001 Reduction of plasma cell generation & autoantibody levels, including anti-microbial IgG antibodies contributing to colonic inflammation and barrier disruption

Rosnilimab and HM226 bind to the membrane proximal “epitope 7” of PD-1 that contributes to maximal PD-1 agonism. Rosnilimab formatted to mIgG2a to mediate effector function in mice. Suzuki et al., Sci. Immunol. 8, eadd4947 (2023). 23 Prophylactic or therapeutic dosing of PD-1 agonists induce and maintain remission in murine models Therapeutic dosing of rosnilimab induce and maintain remission from colitis Prophylactic dosing of HM226 PD-1 agonist induce and maintain remission from colitis Biweekly dosing from day 21 Biweekly dosing from day 0 0 20 40 60 B od y w ei gh t ( % ) 100 110 120 90 Rosnilimab Isotype 0 p<0.05 HM226

Anti-CD3+ anti-CD28 stimulation of UC patient PBMCs for assessment of depletion and agonism MOA, representative data from N=6 donors. 24 Rosnilimab’s potent depletion and agonism reduces T cell proliferation and inflammatory cytokines that disrupt barrier function Inhibition of T cell proliferation Inhibition of inflammatory cytokine Depletion of PD-1high T cells Inhibition of Tfh/Tph cytokine 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) IF Nγ (% Is ot yp e C on tro l) Clinical range 0 25 50 75 100 0 0.1 1 10 100 Antibody (nM) C XC L1 3 & IL -2 1 (% Is ot yp e C on tro l) IL-21 CXCL13 Clinical range (N=6 UC patients) 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P D -1 H ig h T c el ls (n or m al iz ed to is ot yp e) 0 Clinical range 0.1 1 10 100 0 25 50 75 100 Antibody (nM) % P ro lif er at in g PD -1 + T ce lls (n or m al iz ed to is ot yp e) 0 Clinical range

1. Phase 3 registrational data from product labels; 2 Prometheus Bioscience corp. presentation Mar 2023; 3. Roivant corp presentation Jan 2023: 4. Remission measured using modified Mayo Score, except for Remicade, Humira and Entyvio which used full Mayo Score 25 UC lacks highly effective treatment options to induce and maintain clinical remission 0 5 10 15 20 25 30 35 40 45 50 In d u ct io n o f C li n ic a l R e m is si o n ( % ) Week 8 Week 8 Week 6Week 8 Week 10 Week 8Week 12Week 14 PRA023 (All comers) RVT-3101 (All comers) 1st line treatment of choice in severe patients 1st line treatments of choice in moderate patients Approved therapies TL1A therapies (Phase 2) Following remission on induction therapy, one third to one half of patients relapse within 1 year Induction of Clinical Remission1,2,3,4 Drug Placebo

26 Rosnilimab Phase 2b in moderate-to-severe UC Initiated Q4 2023; Top-line data H1 2026 Screening Period (up to 35 days) Blinded Placebo-Controlled Treatment Period (12 weeks) Follow-Up Period (10 weeks) Blinded All-Active Treatment Period (12 weeks) Week -5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 34 Visit V1 V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 V13 V14 V15 V16 V17 Dosing            EOT  EOS Rosnilimab SC Dose 1 Rosnilimab SC Dose 2 Placebo SC Rosnilimab SC Dose 1 Rosnilimab SC Dose 2 Placebo Responders N = 132 Randomize 1:1:1 Primary Statistical Analysis Final Statistical Analysis Dosing: SC Q2wk or Q4wk Top-line Data Patient population • Adults with moderate-to-severe ulcerative colitis • Inadequate response to, loss of response to, or intolerance to as least 1 conventional or advanced UC therapy (~50% advanced UC therapy experienced) Endpoints Primary • Mean change from Baseline in modified Mayo Score (mMS) at Week 12 Secondary • Clinical remission on mMS • Clinical response on mMS • Endoscopic remission • Mucosal healing Exploratory endpoints • Mean change from Baseline in colonic tissue and peripheral biomarkers Active Eligibility Visit Placebo Nonresponders Assess placebo mMS clinical response at Week 12 ClinicalTrials.gov: NCT06127043

ANB032 (BTLA agonist mAb)

ANB032 has potential to treat wide range of systemic inflammatory diseases[1]


Dendritic cell
HVEM
Fc Receptor
ANB032
P
BTLA
SHP1/2
T cell

BTLA is key node of immune regulation

- B and T lymphocyte attenuator (BTLA) is a potent checkpoint receptor
- Expressed only on immune cells and preferentially on activated immune cells
- Dysregulation of BTLA pathway accelerates onset and exacerbates disease

ANB032: IgG4 antibody (non-depleting)

- Binds BTLA proximal to immune cell
- Fc receptor binding contributes to differentiated potency
- Non-blocking of HVEM engagement

ANB032 modulates immune cells:
inhibit activated T cell proliferation, reduce inflammatory cytokine secretion and modulate DC function including inducing Tregs


Th1 cell
Th2 cell
Th17 cell
Th22 cell
Dendritic cell (DC)
Treg
B cell

1. Therapeutic area classes include dermatology, rheumatology, gastroenterology, metabolic, neurology and respiratory

28

Jurkat BTLA SHP2 Recruitment Assay methodology: BTLA and SHP2 are fused with complementary enzyme fragments, when SHP2 is recruited to activated phosphorylated BTLA, the enzyme donor and enzyme acceptor form active β-gal that is detected by chemiluminescence. 29 10-9 10-8 10 -7 10-6 10-5 10 -4 0 20000 40000 60000 80000 [Sample], g/mL Lu m in es ce nc e ANB032 + FcR engagement HVEM trimer ANB032 Isotype control 0 SHP2 P ANB032 Fc Receptor BTLA BTLA agonism SHP2 P ANB032 Fc Receptor BTLA BTLA agonism ANB032’s is best-in-class with optimized Fc receptor engagement significantly enhances BTLA agonism

30 0 20 40 60 80 100 H um an T c el ls (% T ot al ly m ph oc yt es ) Human T cell expansion (Day 18) 0 10 20 30 40 50 60 70 80 -20 -10 0 10 20 Study Day W ei gh t ( % of S ta rt) Body weight 0 10 20 30 40 50 60 70 80 0 10 20 30 40 50 60 70 80 90 100 Study Day Pe rc en t R em ai ni ng Survival Biweekly dose Isotype ANB032 Lilly BTLA agonist (Clinical candidate, LY-3361237) Lilly BTLA agonist (Alternative clone 23C8) Note: All treatment groups were run together in the same study. Isotype, ANB032 and Lilly clone 23C8 were dosed at 3 mg/kg biweekly. LY-3361237 was dosed at 10 mg/kg biweekly ANB032 demonstrates best-in-class in-vivo efficacy in humanized murine model of GvHD

31 31 ANB032 demonstrated favorable safety and tolerability with rapid and sustained PK/PD activity 96 healthy volunteers in SAD and MAD cohorts in Phase 1 study • Favorable ~2-week half-life with IV and SQ dosing • Full receptor occupancy (RO) within hours and maintained for >30 days Rapid and sustained target engagement on both T and B cells • Duration of reduced BTLA expression persisted in dose-dependent manner Well-tolerated with no dose limiting tox • No SAEs • Most AEs mild-to-moderate, short duration, dose independent and resolved without sequelae • No evidence of infection risk or cancer risk to date T C e ll s B C e ll s Lower (Single) Dose Higher (Single) Dose 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day Total Cell Surface BTLA (% of Baseline) %RO

Opportunity for new biologic class with differentiated outcomes in AD regardless of prior treatment

AD $16 billion global sales by 2030[1]

US prevalence[2]

e.g., dupilumab response profile



5 Million
Diagnosed
2 Million
Diagnosed Moderate-to-Severe
1.2 Million
Biologic eligible Moderate-to-Severe
Target Population
Suboptimal Responders >50%
EASI-75 45-50%
EASI-90 <35%

Significant room to differentiate:

- Broader response
- Deeper response
- Resolution of inflammation

1. GlobalData, AD Global Drug Forecast and Analysis, 2030; 2. Claims analysis to determine market size based on 5 years of claims history; dupilumab responsive profile per prescribing information (label (fda.gov)

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Th1, Th2, Th17, Th22 and dendritic cells in tissue and periphery drive atopic dermatitis pathogenesis



Atopic Dermatitis Disease Progression
Allergen
TARC
TSLP, IL-33
amlitelimab
OX40L
ILC2
IL-5
IL-13
Th2
IL-4
IL-13
T
dupilumab
TRM
Dermis
Blood vessel
CLA
CCR4
Th2
CCR10
CRTH2
Th17
Th22
Th2
Th1
Th1
TRM
TRM
Th1
Th17
Potential for BTLA expression (ANB032 impact)
Th1
Th2
Th17
Th22
TRM
T
ILC2
Dendritic cell

Adapted from Nature Reviews Disease Primers volume 4, Article number: 1 (2018).

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Immune pathway skewing in atopic dermatitis patient populations highlights the need for new therapies

SOC only directly targets Th2 pathway

Immune Pathway Skewing in AD Patient Populations



Th1
Th2
Th17
Th22
Asian AD
European-American AD
African- American AD

AD is highly heterogeneous involving multiple immune cytokines

- Immune activation can vary by ethnicity resulting in a highly heterogeneous presentation
- Substantial unmet need across all patient populations

Expect ANB032 to drive deeper responses across broader patient population

- Restore immune balance

Adapted from Renert-Yuval Y, et al. Ann Allergy Asthma Immunol 2020;124:28–35; Czarnowicki T, et al. J Allergy Clin Immunol 2019;143:1–11

34

Anaptys is leading where the AD landscape is moving: Treating AD beyond only Th2 inflammation

Initial AD clinical efficacy

"Th2 only" pathway approaches

Current AD disease understanding

Broader immune cell modulator approaches

AnaptysBio
(ANB032, BTLA agonist)
Broadly reduces T cell (Th1, Th2, Th17, Th22) cytokine secretion and modulates dendritic cells inducing Tregs

Only company with a BTLA agonist program in AD

"Th2 only" pathway approaches	Broader immune cell modulator approaches
SANOFI (Dupixent, IL-4/13)	SANOFI (Amlitelimab, OX-40L)
Lilly (Lebrikuzumab, IL-13)	Lilly (Ucenprubart, CD200R agonist)

LEO (IL-13 & IL-22)

ASLAN PHARMACEUTICALS (IL-13R)

APOGEE THERAPEUTICS (IL-13)

GALDERMA (IL-31)

RAPT THERAPEUTICS (CCR4)

Johnson&Johnson (JNJ-67484703, PD-1 agonist)

AMGEN (Rocatinlimab, OX-40)

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Inhibition of Th1 Cytokine Secretion Inhibition of Th17 Cytokine Secretion Inhibition of Th2 Cytokine Secretion Inhibition of Th22 Cytokine Secretion 36 10 100 40 60 80 100 120 Antibody (nM) % IF N γ se cr et io n (n or m al iz ed to is ot yp e) 0 1 Clinical range 10 100 40 60 80 100 120 Antibody (nM) % IL -1 3 se cr et io n (n or m al iz ed to is ot yp e) 0 1 Clinical range 10 100 40 60 80 100 120 Antibody (nM) % IL -1 7A se cr et io n (n or m al iz ed to is ot yp e) 0 Isotype ANB032 1 Clinical range 10 100 40 60 80 100 120 Antibody (nM) % IL -2 2 se cr et io n (n or m al iz ed to is ot yp e) 0 1 Clinical range (N=6 AD patients) ANB032 inhibits Th1, Th2, Th17 and Th22 cytokine secretion more broadly than anti-OX40L in AD patient-derived PBMCs Sanofi’s OX40L P2b AD data demonstrates impact on disease pathology beyond Th2; While ANB032 more broadly inhibits T cell cytokine secretion, it additionally modulates dendritic cells inducing Tregs

37 Isotype ANB032 Foxp3 C D 2 5 13% Tregs 29% Tregs ANB032-treated DCs induce functional Tregs offering potential to restore immune balance Allogeneic DC-T cell coculture + Isotype or ANB032 treated DCs Naïve CD4+ T cells 5 days Treg

ANB032 Phase 2b in IL-13 mAb naïve and experienced AD patients

Initiated Q2 2023; Top-line data YE 2024


Screening
Efficacy:
~3-month treatment
Safety/Durability:
~6-month follow up
N = 160
Randomize 1:1:1:1
ANB032 SC Dose 1
ANB032 SC Dose 2
ANB032 SC Dose 3
Placebo
Primary Statistical Analysis
Final Statistical Analysis
Dosing SC
Q2wk or Q4wk
V2 Wk 0
V3 Wk2
V4 Wk4
V5 Wk 6
V6 Wk 8
V7 Wk 10
V8 Wk 12
V9 Wk 14
Top-line Data
V10 Wk 16
Ongoing every 4-week visits
V15 Wk 36

Patient population		• Adults with moderate-to-severe atopic dermatitis[1] • Include both dupilumab/IL-13 naïve and experienced patients
Endpoints	Primary	• Mean change from Baseline in EASI at Week 14
	Secondary	• EASI-75 • vIGA-AD 0 (clear) or 1 (almost clear) and a ≥ 2-point reduction (improvement) • PNRS (itch), DLQI, SCORAD • Safety
Exploratory endpoints		• Th1/Th2/Th17 cytokines and other soluble biomarkers, tissue samples (tape strips, biopsies)

ClinicalTrials.gov: NCT05935085

1. Moderate-to-severe atopic dermatitis: at least 10% of their total body surface area (BSA), an Eczema Area and Severity Index (EASI) score ≥ 16, and a validated Investigator Global Assessment for Atopic Dermatitis (vIGA) score ≥ 3.

38

ANB033 (anti-CD122 antagonist mAb) Autoimmune and Inflammatory Diseases

ANB033: Anti-CD122 high affinity antagonist reduces pathogenic T_{RM} and NK Cells

IND filing targeted H1 2024

CD122 is a shared beta subunit of the receptors for IL-15 and IL-2



Monocyte or dendritic cell
IL-2
IL-15
ANB033
IL-2Rα
IL-15Rα
IL-2
CD122
γc
CD122
γc
Tregs
TRM cells

CD122 antagonist mAb will potently inhibit IL-2 and IL-15 biology

Both IL-15 and IL-2 mediate:

- Proliferation and survival of NK cells and subsets of T cells
- Inflammatory cytokine secretion (IFNγ) during T cell activation

IL-15 mediates survival of T_{RM} cells

Reduces pathogenic cells by preferentially inhibiting the lower affinity dimeric receptor complex

- Spares Tregs which express higher affinity IL-2 trimeric receptor complex

Targeted reduction of T_{RM} cells may potentially drive durable response

40

• GVHD (severe phenotype) model in human IL-15 transgenic mouse supports T cell and NK cell survival • ANB033 preclinical data suggests targeted elimination of pathogenic TRM drives more potent and durable response than belatacept - Belatacept (GVHD SOC which only impedes T cell activation) shows minimal benefit over control End of dosing Note: ANB033 treated mice dosed twice per week through Day 28 GVHD model is biologically relevant to CD122 antagonist MoA with translation to inflammatory diseases driven by pathogenic TRM and Treg imbalance including rheumatology, dermatology, gastroenterology, and respiratory 41 ANB033: Durable survival in GVHD model All mice treated at high-dose survived well beyond end of dosing 0 10 20 30 40 50 60 -20 -10 0 10 20 Average Body Weights (carried) Study Day W ei gh t C ha ng e (% of S ta rt)

ANB101 (BDCA2 modulator mAb) Autoimmune and Inflammatory Diseases

ANB101: BDCA2 modulator of plasmacytoid dendritic cell (pDC) function

IND filing targeted H2 2024

BDCA2 is a molecule specifically expressed on pDCs



Immune Complex
ANB101
FcR
BDCA2
Immune Tolerance
TLR7
TLR9
MHC
Plasmacytoid dendritic cell
Immune Activation
Type I IFN

ANB101 will potently inhibit interferon secretion and immune activation

Activated pDCs bridge innate and adaptive immunity

- Secrete Type I IFN (1000x increase over other cell types)
- Present antigens to adaptive immune system

pDCs enriched in tissue in rheumatology and other inflammatory diseases

- BDCA2 modulator mechanistic proof-of-concept (Biogen's litifilimab) in SLE / CLE

ANB101: BDCA2 modulator

- Potent and sustained internalization of BDCA2 on pDC cell surface
- Profound inhibition of interferon secretion reduces inflammation
- Preserves pDCs for potential tolerogenic effects

Note: ANB101 (formerly known as CBS004) was in-licensed from Centessa Pharmaceuticals. Has completed NHP tox studies and P1 clinical material available.

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Imsidolimab (IL-36R antagonist mAb) Etokimab (IL-33 antagonist mAb) Legacy Programs for Out-license

GPP is a systemic, life-threatening inflammatory disease characterized by widespread pustules • Associated with unregulated IL-36 signaling • Patients have a high fever and elevated levels of serum CRP and inflammatory cytokines (e.g., IL-8) • Severe GPP patients can die from cardio-pulmonary failure, exhaustion, toxicity and infection GPP ICD-10 diagnostic code analysis by IQVIA assessed US prevalence during 2017-2019 timeframe • ~37,000 unique patients diagnosed at least once • ~15,000 unique patients diagnosed two or more times FDA has granted ODD for treatment of GPP 45 Generalized Pustular Psoriasis (GPP) Systemic inflammatory disease where IL-36 pathway plays key role in pathology

GEMINI-1 & 2: Imsidolimab GPP Phase 3 trials

Positive GEMINI-1 top-line data announced October 2023



Randomization
n=45[1]
Week 0
GEMINI-1:
4-Week
Primary Endpoint
Week 4
Imsidolimab
750mg IV (n=15)
Imsidolimab 300
mg IV (n=15)
Placebo
(n=15)
Week 0
GEMINI-2:
3-Year Long-Term Extension
Week 156
Responders (achieved GEMINI-1 Week 4 primary endpoint):
Randomized 1:1 to q4w 200mg SC imsidolimab or q4w SC placebo
Partial Responders (improvement by GEMINI-1 Week 4 without achieving primary endpoint)
or Non-Responders (no improvement without need for rescue): q4w 200mg SC imsidolimab
Placebo-dosed non-responders who are rescued (eligibility after GEMINI-1 Week 1)[2]
750mg IV imsidolimab followed by q4w 200mg SC

Patient Population	• Male and female subjects 18 to 80 years of age • Clinically confirmed diagnosis of GPP as per ERASPEN definition • Baseline Generalized Pustular Psoriasis Physician Global Assessment (GPPPGA) score of at least moderate severity (3 and higher) • Active flare with pustules and erythema accounting for at least 5% of body surface area at baseline
Key Endpoints	• Primary: GPPPGA score of clear (0) or almost clear (1) at GEMINI-1 Week 4 • Key Secondary: Pustulation Rating Scale (PRS) of 0 or 1 at GEMINI-1 Week 1 • Other: Time to flare recurrence, proportion of subjects in remission, DLQI, safety

ClinicalTrials.gov: NCT05352893, NCT05366855

1. 80% power calculated for GEMINI-1 using two-sized test alpha of 0.05 assuming ~40% effect size with 45 patient sample size
2. Starting at week 1 in GEMINI-1, placebo patients who have not improved or are worsening are eligible to be rescued with imsidolimab

46

47 • GEMINI-1 trial: registration-enabling trial enrolled 45 patients • First randomized, double-blind, placebo-controlled trial to use the composite endpoint of Generalized Pustular Psoriasis Physician Global Assessment (GPPPGA) at Week 4 as primary assessment • 53.3% of patients who received a single dose of 750mg IV imsidolimab achieved GPPPGA 0/1 (clear or almost clear) at Week 4 (primary endpoint), compared to 13.3% of patients on placebo (p=0.0131) • Demonstrated favorable safety and tolerability with no SAEs, low incidence and no increase of infections vs. placebo and no cases of DRESS or Guillain-Barre in imsidolimab-treated patients • Only one of 30 (3.3%) imsidolimab-treated patients had detectable ADA, which were non-neutralizing Imsidolimab Positive GEMINI-1 Top-Line Phase 3 Data Intend to out-license imsidolimab in 2024

Etokimab: Phase 2b/3-ready anti-IL-33 antagonist antibody

IL-33 biology applicable to epithelial driven diseases

Etokimab: IgG1 antibody that inhibits the active form of IL-33

- The binding affinity of etokimab is <1 pM; best-in-class based on competitor affinities published in patents and literature
- Targeting the IL-33 cytokine rather than the IL-33 receptor (ST2) has the potential to not only modify disease, but also drive epithelial remodeling

IL-33 is genetically associated with asthma

- IL-33 loss-of-function mutations protect against asthma, while gain-of-function mutations increase asthma incidence
- Translational studies have demonstrated IL-33's role as a pro-inflammatory cytokine released upon allergen contact with epithelium

IL-33 pathway derisked in COPD
(positive Phase 2 data via AZ and REGN/SA)

Broad commercial opportunity in additional non-respiratory diseases: allergy, epithelial driven diseases in GI and nephrology TAs



Allergen
Epithelium
IL-33
Basophil
Eosinophil
Mast Cell
Type 2 innate lymphoid cell (ILC2)
Th2 cell
Allergen
Dendritic cell
IL-4, IL-5, IL-13
IgE
B cell

- IL-33 is active in its reduced form and is quickly oxidized into an inactive form as a mechanism to limit its local activity
- The majority of IL-33 in the body is the inactive oxidized form

Given etokimab's MOA, it specifically inhibits only the IL-33 molecules that are driving activity and not "wasted" by binding to non-active oxidized IL-33

Etokimab is Phase 2b/3 Ready
(drug supply on hand, preclinical toxicology, P2 data, and competitor POC data across respiratory diseases, with AZ POC data in diabetic nephropathy expected this year)

48

JemperliTM (dostarlimab, anti-PD-1 Antagonist) Cobolimab (GSK4069889, anti-TIM-3 Antagonist) GSK Immuno-Oncology Financial Collaboration

50 Significant potential royalties from immuno-oncology financial collaboration Note: Sale of Zejula (niraparib) royalty interest in September 2022 to wholly-owned subsidiary of DRI Healthcare Trust for $35mm upfront + $10mm potential milestone upon FDA approval of Zejula for the treatment of endometrial cancer, to the extent that such approval occurs on or before 12/31/25. At present, the Jemperli plus Zejula combination demonstrated significantly improved PFS in primary advanced or recurrent endometrial cancer in the RUBY Phase III trial. (Anti-PD-1 antagonist) Cobolimab (Anti-TIM-3 antagonist) Royalties Remaining Milestones $250mm Jemperli Capped Non-Recourse Monetization 2021 transaction in exchange for selected** (in orange text) Jemperli receivables until Sagard paid back one of the following capped returns: • $312.5MM (125%) by end 2026 -or- • $337.5MM (135%) by end 2027 -or- • $412.5MM (165%) if after 2027 8% royalties on annual net sales <$1B** 12-25% royalties on annual net sales ≥ $1B $15mm regulatory $90MM commercial on annual net sales <$1B** $75mm commercial on annual net sales ≥ $1B 4-8% royalties on annual net sales (cobolimab portion) 8-25% royalties on annual net sales (Jemperli portion) $5MM clinical development $90MM regulatory $165MM commercial Royalty rates shown reflect economics for potential combination use with dostarlimab as in COSTAR

GSK immuno-oncology financial collaboration

Jemperli
(dostarlimab-gxly) Injection 500 mg

(anti-PD-1 antagonist)

Women's cancers

- **1L endometrial cancer:** Approved in US and EU for dMMR/MSI-H primary advanced or recurrent endometrial cancer and dMMR/MSI-H recurrent or advanced endometrial cancer after progressing a platinum-containing regimen
  - P3 RUBY Part 2 trial (dostarlimab + niraparib) demonstrated significant improvement in PFS in MMRp/MSS patients and may expand use
  - Significant U.S. market opportunity with 23,000 eligible diagnoses/year[1]
- **Ovarian cancer:** P3 FIRST trial (combination of dostarlimab + niraparib) in 1L ovarian cancer
  - P3 data (interim analysis) H1 2024
  - Significant U.S. market opportunity with ~20,000 eligible diagnoses/year[1]

Colorectal cancer

- **Rectal cancer:** P2 AZUR-1 trial in dMMR/MSI-H
- **Colon cancer:** P3 AZUR-2 trial in perioperative dMMR/MSI-H colon cancer

Lung cancer

- **1L NSCLC:** P2 PERLA trial[2]: 46% cORR for dostarlimab + chemo vs 37% cORR for pembrolizumab + chemotherapy

Additional dostarlimab royalty opportunities

- P2: 1L NSCLC and 1L H&NSCC, in combination with anti-TIGIT (belrestotug)
- P1/2 combinations with anti-CD96 and PVRIG across multiple solid tumors

---

Cobolimab

(anti-TIM-3 antagonist)

Lung cancer

- **2L NSCLC:** P3 COSTAR trial (docetaxel *vs* dostarlimab + docetaxel *vs* docetaxel + dostarlimab + cobolimab)
  - Top-line data expected in H2 2024
  - Significant U.S. market opportunity with 237,000 new NSCLC diagnoses/year[1]

1. NCI SEER data
2. Phase 2 GSK-sponsored PERLA study in 1L NSCLC. Peters S, et al. Annals of Oncology (2023) 34 (suppl_2): S1254-S1335. 10.1016/annonc/annonc1358

NB: Treatment-emergent adverse events (TEAEs) for dostarlimab in the PERLA phase II trial were consistent with previous trials of similar regimens

51